UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2023

FREEDOM ACQUISITION I CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40117	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 20th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FACT	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FACT WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	FACT.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Investment Management Trust Agreement

On February 28, 2023, shareholders of Freedom Acquisition I Corp., a Cayman Islands exempted company (“Freedom”), approved an amendment (the “Trust Amendment”) to that certain Investment Management Trust Agreement, dated as of February 25, 2021 (the “Trust Agreement”), by and between Freedom and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”). The Trust Agreement originally provided that Continental would commence liquidation of the trust account established in connection with Freedom’s initial public offering (the “IPO”) (the “Trust Account”) only and promptly (x) after its receipt of the applicable instruction letter delivered by Freedom in connection with either the consummation of an initial business combination or Freedom’s inability to effect an initial business combination within the time frame specified in Freedom’s amended and restated memorandum and articles of association (the “Articles”) or (y) upon the date that is the later of March 2, 2023 and such later date as may be approved by Freedom’s shareholders in accordance with the Articles, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Amendment provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Freedom in connection with either the consummation of an initial business combination or Freedom’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the date that is the later of the Extended Date (as defined in Item 5.07 hereof) and such later date as may be approved by Freedom’s shareholders in accordance with the Articles, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Amendment also memorializes the Contributions (as defined in Item 5.07 hereof).

The foregoing description is qualified in its entirety by the full text of the Trust Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K under the heading “Proposal 1” is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On February 28, 2023, Freedom held an extraordinary general meeting (the “Extraordinary General Meeting”), at which holders of 35,373,848 ordinary shares, comprised of 26,773,848 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and 8,600,000 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), were present in person or by proxy, representing approximately 82.02% of the voting power of the 43,125,000 issued and outstanding Ordinary Shares of Freedom entitled to vote at the Extraordinary General Meeting at the close of business on January 23, 2023, which was the record date (the “Record Date”) for the Extraordinary General Meeting (such shares, the “Outstanding Shares”). The Outstanding Shares on the Record Date were comprised of 34,500,000 Class A Ordinary Shares and 8,625,000 Class B Ordinary Shares. Shareholders of record as of the close of business on the Record Date are referred to herein as “Shareholders.”

In connection with the Extension (as defined below), public shareholders properly elected to redeem an aggregate of 23,256,504 Class A Ordinary Shares at a redemption price of $10.21 per share, representing approximately 67.41% of the issued and outstanding Class A Ordinary Shares, for an aggregate redemption amount of approximately $237,372,952. Following such redemptions, approximately $114,759,374, not including the additional contribution of $1,200,000 (as described below), will remain in the Trust Account and 11,243,496 Class A Ordinary Shares remain outstanding.

A summary of the voting results at the Extraordinary General Meeting for each of the proposals is set forth below.

Proposal 1

The Shareholders approved, by special resolution, the proposal to amend the Articles (the “Extension Amendment”) to extend the date by which Freedom must (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which Freedom refers to as its initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A Ordinary Shares, included as part of the units sold in the IPO, for an additional three months, from March 2, 2023 to June 2, 2023, and thereafter to up to three (3) times by an additional one month each time (or up to September 2, 2023) (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Amendment Proposal”), in the form attached as Annex A to the proxy statement dated February 10, 2023, as supplemented (the “Proxy Statement”). The voting results for such proposal were as follows:

For	Against	Abstain
35,047,305	326,543	0

A copy of the Extension Amendment as adopted on February 28, 2023 by the special resolution of the Shareholders is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

As a result of the approval of the Extension Amendment Proposal, Freedom Acquisition I LLC, a Cayman Islands limited liability company (or one or more of its affiliates, members or third-party designees) (the “Lender”), shall provide funds to Freedom to make a deposit into the Trust Account in the amount of $1,200,000, which was the lesser of (i) $0.12 for each Class A Ordinary Share that was not redeemed in connection with the Extraordinary General Meeting and (ii) $1,200,000 in connection with a three (3) month extension from March 2, 2023 to June 2, 2023, and thereafter, to the extent necessary and as applicable, shall make deposits of the lesser of (i) $0.04 for each Class A Ordinary Share that was not redeemed in connection with the Extraordinary General Meeting and (ii) $400,000 for each additional one month thereafter (up to September 2, 2023) (together, the “Contributions”), in exchange for a non-interest bearing, unsecured promissory note issued by Freedom to the Lender.

The promissory note will be repayable by Freedom to Lender only upon consummation of a business combination. The promissory note will be forgiven by Lender if Freedom is unable to consummate a business combination before the Extended Date, except to the extent of any funds held outside of the Trust Account.

Proposal 2

The Shareholders approved by the affirmative vote of at least sixty-five percent (65%) of the votes cast of the outstanding Ordinary Shares, voting together as a single class, the proposal to amend the Trust Agreement in the form set forth in Annex B of the Proxy Statement, by and between Freedom and Continental, to reflect the Extension. The voting results for such proposal were as follows:

For	Against	Abstain
35,047,305	326,543	0

Proposal 3

The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal, was not presented at the Extraordinary General Meeting, as the Extension Amendment Proposal received a sufficient number of votes for approval.

Important Information and Where to Find It

This Current Report on Form 8-K may contain information relating to a proposed business combination between Freedom and Complete Solaria, Inc. (“Complete Solaria”). In connection with the proposed transaction, Freedom has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement for the solicitation of Freedom shareholder approval and a prospectus for the offer and sale of Freedom securities in the proposed transaction with Complete Solaria, and other relevant documents with the SEC to be used at its extraordinary general meeting of shareholders to approve the proposed transaction with Complete Solaria. Promptly after the Registration Statement is declared effective, the proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF FREEDOM AND COMPLETE SOLARIA ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of documents filed by Freedom with the SEC, through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Freedom, Complete Solaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Freedom’s shareholders in connection with the proposed transaction between Freedom and Complete Solaria. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be contained in the proxy statement/prospectus pertaining to the proposed transaction when available as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the referenced and proposed transaction. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not a forward-looking statement. Forward-looking statements are forecasts, predictions, projections and other statements about future events that are based on current expectations, hopes, beliefs, intentions, strategies and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all; (ii) the risk that the proposed business combination may not be completed by Freedom’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Freedom; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination; (iv) the effect of the announcement or pendency of the proposed business combination on Complete Solaria’s business relationships, operating results, and business generally; (v) risks that the proposed business combination disrupts current plans and operations of the companies or diverts managements’ attention from Complete Solaria’s ongoing business operations and potential difficulties in employee retention as a result of the announcement and consummation of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted in connection with the proposed business combination; (vii) the ability to maintain the listing of Freedom’s securities on a national securities exchange; (viii) the price of Freedom’s securities may be volatile due to a variety of factors, including changes in the applicable competitive or regulatory landscapes, variations in operating performance across competitors, changes in laws and regulations affecting Freedom’s or Complete Solaria’s business, and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; (x) the ability to recognize the anticipated benefits of the previously consummated Complete Solaria merger and the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) the evolution of the markets in which Complete Solaria will compete; (xii) the costs related to the previously consummated Complete Solaria merger and the proposed business combination; (xiii) any impact of the COVID-19 pandemic on Complete Solaria’s business; and (xiv) Freedom and Complete Solaria’s expectations regarding market opportunities.

The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and other documents filed by Freedom from time to time with the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Freedom and Complete Solaria assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Freedom nor Complete Solaria gives any assurance that any of them will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated Memorandum and Articles of Association of Freedom Acquisition I Corp.

10.1	Amendment to Investment Management Trust Agreement, dated February 28, 2023, between Freedom Acquisition I Corp. and Continental Stock Transfer & Trust Company, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM ACQUISITION I CORP.

Date: March 1, 2023	By:	/s/ Adam Gishen
Name: Adam Gishen
Title: Chief Executive Officer